       REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

To the Shareholders of
LiquidMarket, Inc.

    In our opinion, the accompanying balance sheet of LiquidMarket, Inc. (A Company In The Developmental Stage) (the "Company") and the related statements of operations, shareholders' equity and cash flows present fairly, in all material respects, the financial position of the Company as of December 31, 1998, and the results of its operations and its cash flows for the period June 12, 1998 (Date of Inception) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's negative cash flows from operations and limited capital resources raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also addressed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Woodland Hills, California
April 16, 1999, except for Note 8 as to which the date is July 15, 1999

                               LIQUIDMARKET, INC.
                     (A COMPANY IN THE DEVELOPMENTAL STAGE)
                                 BALANCE SHEET
                                    ASSETS:

                                                                       DECEMBER
                                                                          31,       JUNE 30,
                                                                         1998         1999
                                                                      -----------  ----------
                                                                                   (UNAUDITED)
Current assets:

  Cash and cash equivalents.........................................   $1,528,264  $  598,800
  Prepaid and other current assets..................................      10,722        5,562
                                                                      -----------  ----------

    Total current assets............................................   1,538,986      604,362

Property and equipment, net.........................................     305,424      328,444
                                                                      -----------  ----------

    Total assets....................................................   $1,844,410  $  932,806
                                                                      -----------  ----------
                                                                      -----------  ----------

                            LIABILITIES AND SHAREHOLDERS' EQUITY:

Current liabilities:

  Accounts payable..................................................   $ 179,341   $  113,493
  Accrued liabilities and other.....................................      30,407       90,295
                                                                      -----------  ----------

    Total liabilities...............................................     209,748      203,788
                                                                      -----------  ----------

Commitments and contingencies (Note 5)

Shareholders' equity:

  Series A Convertible Preferred Stock: $0.001 par value
    (liquidation value $800,000); 3,200,000 shares authorized,
    issued and outstanding..........................................       3,200        3,200
  Series B Convertible Preferred Stock: $0.001 par value
    (liquidation value $1,500,000); 2,000,000 and 2,250,000 shares authorized, issued and outstanding at December 31, 1998 and June
    30, 1999 (unaudited)............................................       2,000        2,250
  Common stock: $0.001 par value; 15,000,000 shares authorized;
    3,600,000 shares issued and outstanding.........................       3,600        3,600
  Additional paid-in capital........................................   2,400,800    3,267,350
  Unearned compensation.............................................     (99,350)    (185,294)
  Accumulated deficit...............................................    (675,588)  (2,362,088)
                                                                      -----------  ----------

    Total shareholders' equity......................................   1,634,662      729,018
                                                                      -----------  ----------

    Total liabilities and shareholders' equity......................   $1,844,410  $  932,806
                                                                      -----------  ----------
                                                                      -----------  ----------

   The accompanying notes are an integral part of these financial statements.

                               LIQUIDMARKET, INC.

                     (A COMPANY IN THE DEVELOPMENTAL STAGE)

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD JUNE 12, 1998 (DATE OF INCEPTION) THROUGH DECEMBER 31, 1998 AND
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                       DECEMBER     JUNE 30,
                                                                       31, 1998       1999
                                                                      -----------  ----------
                                                                                   (UNAUDITED)
Costs and expenses:
  Research and product development..................................   $ 267,529   $  419,919
  Sales and marketing...............................................     192,380      241,621
  General and administrative........................................     211,750      441,446
  Amortization of deferred compensation.............................       6,650      593,356
                                                                      -----------  ----------
    Loss from operations............................................    (678,309)  (1,696,342)
                                                                      -----------  ----------
Other income (expense):
  Interest income...................................................       3,521       10,642
                                                                      -----------  ----------
    Loss before income tax provision................................    (674,788)  (1,685,700)
Income tax provision................................................         800          800
                                                                      -----------  ----------
    Net loss........................................................   $(675,588)  $(1,686,500)
                                                                      -----------  ----------
                                                                      -----------  ----------

   The accompanying notes are an integral part of these financial statements.

                               LIQUIDMARKET, INC.
                     (A COMPANY IN THE DEVELOPMENTAL STAGE)
                       STATEMENT OF SHAREHOLDERS' EQUITY
 FOR THE PERIOD JUNE 12, 1998 (DATE OF INCEPTION) THROUGH DECEMBER 31, 1998 AND
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                      SERIES A CONVERTIBLE    SERIES B CONVERTIBLE
                                        PREFERRED STOCK         PREFERRED STOCK           COMMON STOCK       ADDITIONAL
                                     ----------------------  ----------------------  ----------------------    PAID-IN
                                      SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT       CAPITAL
                                     ---------  -----------  ---------  -----------  ---------  -----------  -----------
Balance at June 12, 1998
  (Date of Inception)..............         --          --          --          --   3,600,000   $   3,600           --
  Sale of preferred stock for
    cash...........................  3,200,000   $   3,200          --          --                      --    $ 796,800
  Sale of preferred stock for
    cash...........................         --          --   2,000,000   $   2,000          --          --    1,498,000
  Unearned compensation related to
    stock options granted..........         --          --          --          --          --          --      106,000
  Compensation related to stock
    options granted................         --          --          --          --          --          --           --
  Net loss.........................         --          --          --          --          --          --           --
                                     ---------  -----------  ---------  -----------  ---------  -----------  -----------
Balance at December 31, 1998.......  3,200,000   $   3,200   2,000,000   $   2,000   3,600,000   $   3,600    $2,400,800
                                     ---------  -----------  ---------  -----------  ---------  -----------  -----------
                                     ---------  -----------  ---------  -----------  ---------  -----------  -----------
  Sale of preferred stock for
    cash...........................         --          --     250,000   $     250          --          --    $ 187,250
  Unearned compensation related to
    stock options granted..........         --          --          --          --          --          --      679,300
  Compensation related to stock
    options granted................         --          --          --          --          --          --           --
  Net loss.........................         --          --          --          --          --          --           --
                                     ---------  -----------  ---------  -----------  ---------  -----------  -----------
Balance at June 30, 1999
  (Unaudited)......................  3,200,000   $   3,200   2,250,000   $   2,250   3,600,000   $   3,600    $3,267,350
                                     ---------  -----------  ---------  -----------  ---------  -----------  -----------
                                     ---------  -----------  ---------  -----------  ---------  -----------  -----------
                                                                      TOTAL
                                       UNEARNED     ACCUMULATED   SHAREHOLDERS'
                                     COMPENSATION     DEFICIT        EQUITY
                                     -------------  ------------  -------------
Balance at June 12, 1998
  (Date of Inception)..............           --             --    $     3,600
  Sale of preferred stock for
    cash...........................           --             --        800,000
  Sale of preferred stock for
    cash...........................           --             --      1,500,000
  Unearned compensation related to
    stock options granted..........    $(106,000)            --             --
  Compensation related to stock
    options granted................        6,650             --          6,650
  Net loss.........................           --     $ (675,588)      (675,588)
                                     -------------  ------------  -------------
Balance at December 31, 1998.......    $ (99,350)    $ (675,588)   $ 1,634,662
                                     -------------  ------------  -------------
                                     -------------  ------------  -------------
  Sale of preferred stock for
    cash...........................           --             --    $   187,500
  Unearned compensation related to
    stock options granted..........    $(679,300)            --             --
  Compensation related to stock
    options granted................      593,356             --        593,356
  Net loss.........................           --     $(1,686,500)  $(1,686,500)
                                     -------------  ------------  -------------
Balance at June 30, 1999
  (Unaudited)......................    $(185,294)    $(2,362,088)  $   729,018
                                     -------------  ------------  -------------
                                     -------------  ------------  -------------

   The accompanying notes are an integral part of these financial statements.

                               LIQUIDMARKET, INC.

                     (A COMPANY IN THE DEVELOPMENTAL STAGE)

                            STATEMENT OF CASH FLOWS

 FOR THE PERIOD JUNE 12, 1998 (DATE OF INCEPTION) THROUGH DECEMBER 31, 1998 AND
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                       DECEMBER     JUNE 30,
                                                                       31, 1998       1999
                                                                      -----------  ----------
                                                                                   (UNAUDITED)
Cash flows from operating activities:
  Net loss..........................................................   $(675,588)  $(1,686,500)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization...................................      24,440       69,529
    Amortization of deferred compensation...........................       6,650      593,356
    Changes in current assets and liabilities:
      Prepaid and other current assets..............................     (10,722)       5,160
      Accounts payable..............................................     179,341      (65,848)
      Accrued expenses..............................................      30,407       59,888
                                                                      -----------  ----------
        Net cash used in operating activities.......................    (445,472)  (1,024,415)
                                                                      -----------  ----------
Cash flows from investing activities:
  Capital expenditures..............................................    (329,864)     (92,549)
                                                                      -----------  ----------
        Net cash used in investing activities.......................    (329,864)     (92,549)
                                                                      -----------  ----------
Cash flows from financing activities:
  Proceeds from issuance of common stock............................       3,600           --
  Proceeds from issuance of Series A convertible preferred stock....     800,000           --
  Proceeds from issuance of Series B convertible preferred stock....   1,500,000      187,500
                                                                      -----------  ----------
        Net cash provided by financing activities...................   2,303,600      187,500
                                                                      -----------  ----------
        Net increase (decrease) in cash and cash equivalents........   1,528,264     (929,464)

Cash and cash equivalents at beginning of period....................          --    1,528,264
                                                                      -----------  ----------
Cash and cash equivalents at end of period..........................   $1,528,264     598,800
                                                                      -----------  ----------
                                                                      -----------  ----------
Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Interest........................................................          --           --
    Income taxes....................................................   $     800   $      800

   The accompanying notes are an integral part of these financial statements.

                               LIQUIDMARKET, INC.

                     (A COMPANY IN THE DEVELOPMENTAL STAGE)

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT BUSINESS RISKS:

NATURE OF BUSINESS

    LiquidMarket (the "Company") was incorporated in June 1998 in the State of Delaware and is engaged in software development. As of December 31, 1998, the Company is a development stage enterprise, as defined in Financial Accounting Standards Board Statement No. 7. Since inception, the Company has devoted substantially all of its efforts toward the development of its product and establishing new business. The Company's business is extremely competitive and is characterized by rapid technological change, new product development and a competitive environment for the attraction and retention of knowledge workers. The Company is an early stage enterprise and is subject to all the risks associated with development stage companies.

SIGNIFICANT BUSINESS RISKS

    Since its inception, the Company has incurred significant operating losses. The ability of the Company to successfully carry out its business plan is primarily dependent upon its ability to (1) obtain sufficient additional capital, (2) overcome product development issues, and (3) generate significant revenues and cash flows through the future sales of its primary product.

BASIS OF PRESENTATION

    The Company's financial statements for the period June 12, 1998 (Date of Inception) through December 31, 1998 have been prepared on a going-concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company had negative cash flows from operations of ($445,472), and a net loss and an accumulated deficit of ($675,588), as of December 31, 1998 and for the period June 12, 1998 (Date of Inception) through December 31, 1998. The Company expects to incur additional expenditures to complete and enhance its product. The Company's revenues from product sales, and its working capital, may not be sufficient to fund its working capital needs and meet its expansion objectives over the next twelve months. Management recognizes that the Company may need to obtain additional financing or consider reductions in its operating costs to enable it to continue operations with available resources. Management's plans include raising funds through the sale of additional equity securities, and expect that these efforts will result in the additional capital needed to fund the Company's operations and planned expansion. There can be no assurance that these funds will be sufficient to adequately fund the operations and that the Company will achieve profitability or positive cash flows.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

    In the normal course of preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               LIQUIDMARKET, INC.

                     (A COMPANY IN THE DEVELOPMENTAL STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
CASH AND CASH EQUIVALENTS

    The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

CONCENTRATION OF CREDIT RISK

    Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and short-term investments. The Company invests its excess cash in money market funds with major financial institution. At times the Company's cash balances may be in excess of the FDIC Insurance limits.

PROPERTY AND EQUIPMENT

    Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the estimated useful life or the life of the lease. Useful lives are evaluated regularly by management in order to determine recoverability in light of current technological conditions. Maintenance and repairs are charged to expense as incurred while renewals and improvements are capitalized. Upon the sale or retirement of property and equipment, the accounts are relieved of the cost and the related accumulated depreciation or amortization, with any resulting gain or loss included in the Statement of Operations.

SOFTWARE DEVELOPMENT COSTS

    Under the provisions of Statement of Financial Accounting Standards ("SFAS") No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," the Company is required to capitalize software development costs when "technological feasibility" of the product has been established and anticipated future revenues ensure recovery of the capitalized amounts. As of December 31, 1998, "technological feasibility" had not been reached and, accordingly, no amount of software development costs have been capitalized.

    Costs incurred in the research and development of products are expensed as incurred.

INCOME TAXES

    The Company utilizes the liability method of accounting for income taxes. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and the tax bases of assets and liabilities using enacted tax rates in effect for the period in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

STOCK-BASED EMPLOYEE COMPENSATION

    SFAS No. 123, "Accounting for the Awards of Stock-Based Compensation to Employees," encourages, but does not require, companies to record compensation costs for stock-based compensation plans at fair value. The Company has adopted the disclosure requirements of SFAS No. 123, which involves pro forma

                               LIQUIDMARKET, INC.

                     (A COMPANY IN THE DEVELOPMENTAL STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) disclosure of net income under SFAS No. 123, detailed descriptions of plan terms and assumptions used in valuing stock option grants. The Company has elected to account for stock-based employee compensation awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25").

COMPREHENSIVE INCOME

    Effective June 12, 1998 (Date of Inception the Company adopted the provisions of SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statements. Comprehensive income, as defined, includes all changes in equity (net assets) during a period from non-owner sources. To date, the Company has not had any transactions that are required to be reported in comprehensive income.

INTERIM FINANCIAL STATEMENTS

    The accompanying unaudited financial amounts as of June 30, 1999 and the six months then ended, include all adjustments (consisting of normal recurring entries) which management believes are necessary for a fair presentation of the financial position and results of operations for the interim period presented. Certain information and footnotes disclosures normally included in financial statements prepared in accordance with generally accounting principles have been condensed or omitted in accordance with quarterly reporting guidelines.

3. PROPERTY AND EQUIPMENT, NET:

    Property and equipment at December 31, 1998 and June 30, 1999 consist of the following:

                                                                           DECEMBER     JUNE 30,
                                                             USEFUL LIFE   31, 1998       1999
                                                             -----------  -----------  -----------
                                                                                       (UNAUDITED)
Computer equipment and software............................     3 years    $ 311,349    $ 402,090
Furniture and fixtures.....................................     7 years       16,026       17,834
Leasehold improvements.....................................      1 year        2,489        2,489
                                                                          -----------  -----------
                                                                             329,864      422,413

Less: Accumulated depreciation.............................                   24,440       93,969
                                                                          -----------  -----------
                                                                           $ 305,424    $ 328,444
                                                                          -----------  -----------
                                                                          -----------  -----------

4. INCOME TAXES:

    The provision for income taxes represents the minimum state franchise taxes. As of December 31, 1998, the Company has deferred income tax assets of approximately $256,000, which has been offset by a 100% valuation allowance. The deferred tax asset is primarily due to the Company's federal and state net operating loss (NOL's) carryforwards available to offset future taxable income, if any, of approximately $640,000 which begin to expire in 2013 and 2006 for federal and state income tax purposes, respectively. However, the ultimate realization of these NOL's is dependent on future taxable income of the Company, subject to certain limitations, as defined under Section 382 of the Internal Revenue Code.

                               LIQUIDMARKET, INC.

                     (A COMPANY IN THE DEVELOPMENTAL STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INCOME TAXES: (CONTINUED)
    As a result of the Company being in the development stage and the net loss incurred during the period from June 12, 1998 (Date of Inception) through December 31, 1998, management believes a valuation allowance for the entire deferred tax asset, after considering deferred tax liabilities, is required.

5. COMMITMENTS AND CONTINGENCIES:

LEASES

    The Company leases its facility under a noncancellable lease through 1999. The following are the minimum lease payments under this lease:

                                                                                  DECEMBER 31,
                                                                                      1998
                                                                                  ------------
Due in fiscal year:
  1999..........................................................................   $   41,288
                                                                                  ------------
Minimum lease payments..........................................................   $   41,288
                                                                                  ------------
                                                                                  ------------

    Rent expense amounted to $22,478 and $30,966 for the period June 12, 1998 (Date of Inception) through December 31, 1998 and for the six months ended June 30, 1999 (Unaudited), respectively.

SOFTWARE LICENSE

    The Company licenses certain technology for use in its product. Pursuant to the terms of the agreement, the Company is obligated to pay $55,000 during the first two years of the term of the agreement. In addition, the Company may exercise an option to purchase the software for $110,000. Payments previously made by the Company will be deducted from the purchase price.

6. CAPITALIZATION:

CAPITAL

    The authorized capital stock of the Company consists of 15,000,000 shares of common stock, $.001 par value and 5,450,000 shares of preferred stock, $.001 par value, of which 3,200,000 shares have been designated as Series A Stock, and 2,250,000 shares have been designated as Series B Stock.

CONVERTIBLE PREFERRED STOCK

    Preferred stockholders may at any time elect to convert shares of preferred stock into common stock. In addition, all outstanding shares of preferred stock shall automatically be converted into shares of common stock if either (i) the Company consummates an underwritten initial public offering with gross proceeds of at least $15,000,000 or (ii) more than 80% of the outstanding shares of preferred stock have been converted into common stock. Preferred stock shall initially convert into common stock on a one-for-one basis. The conversion price of the Series A and B preferred stock shall initially equal $0.25 and $0.75 per share, respectively, subject to adjustment for stock splits.

    The Series A and B preferred stock shall have a liquidation value (the "Liquidation Value") equal to the per share original cost of $0.25 and $0.75, respectively. Liquidation value will increase by the amount of

                               LIQUIDMARKET, INC.

                     (A COMPANY IN THE DEVELOPMENTAL STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. CAPITALIZATION: (CONTINUED)
any declared but unpaid dividends on the preferred stock. Upon a liquidation, dissolution or winding-up of the business of the Company, the holders of the preferred stock shall be entitled to a preference in an amount equal to the greater of the (i) Liquidation Value (subject to appropriate adjustment in the event of any stock dividend, stock split, or the like), or (ii) such amount per share as would have been payable had each share of preferred stock been converted into common stock prior to such liquidation. A merger or consolidation of the Company in which the Company is not the surviving entity, or the sale of all or substantially all of the assets of the Company, shall be considered to be a liquidation, unless otherwise elected by the holders of a majority of the outstanding shares of preferred stock.

    Each share of Series A and B preferred stock will be entitled to dividends as declared by the Board of Directors but, in any event, at the same rate as the common stock with declared dividends paid first to the holders of the Series B preferred and Series A preferred, then to the holders of the common stock.

    The Series A preferred stock will vote with the Series B preferred stock and the common stock as a single class on all matters (on an as-converted basis).

7. STOCK OPTIONS (ALL INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1999 IS UNAUDITED):

    In October 1998, the Company adopted the 1998 Stock Incentive Plan (the "Plan") which provides for grants to employees and non-employees of incentive stock options to purchase up to an aggregate of 2,200,000 shares of common stock. The options vest 25% at the first-year anniversary from the date of grant and 2.0833% on a monthly basis thereafter up to a period of 4 years. All options generally expire after ten years.

    For the period June 12, 1998 (Date of Inception) through December 31, 1998, the Company granted options to purchase 530,000 shares of common stock at an exercise price of $0.05 per share. The estimated fair value of common stock on the dates of grant was $0.25 per share. No options were exercisable at December 31, 1998 and options to purchase 1,670,000 shares of common stock remain available for future grants.

    From January 1, 1999 through April 15, 1999, the Company granted options to employees to purchase 165,000 shares of common stock at an exercise price of $0.08 per share. The estimated fair value of the common stock on the dates of grant was $0.75 per share. In addition, in May 1999, the Company entered into a consulting agreement with a Board member to provide strategic consulting services in exchange for granting options to purchase 325,000 shares of the Company's common stock at an exercise price of $0.08 per share vesting in quarterly installments over a one year period. In the event there is an Acquisition Event (as defined in the Plan) these options become immediately exercisable in full prior to the Acquisition Event. The estimated fair value of services to be provided approximates the estimated fair value of the common stock on the date of grant of approximately $1.83 per share. No options were exercisable at June 30, 1999 and options to purchase 1,180,000 shares of common stock remain available for future grants.

    The fair value of the options granted was estimated on the date of grant using the minimum value method with the following assumptions: risk-free rate--4.26%; expected option life--5 years; expected forfeitures rate--none; expected dividend yield--none.

    The Company uses the intrinsic value method of accounting for stock-based compensation for employees prescribed by APB No. 25, and, accordingly, adopted the disclosure-only provisions of SFAS

                               LIQUIDMARKET, INC.

                     (A COMPANY IN THE DEVELOPMENTAL STAGE)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. STOCK OPTIONS (ALL INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1999 IS UNAUDITED): (CONTINUED)
No. 123. Had the Company applied the provisions set forth in SFAS No. 123, the Company's net loss would not be materially different from the amount presented for the period June 12, 1998 (Date of Inception) through December 31, 1998.

    In connection with the stock option grants noted above, the Company recognized unearned compensation of $185,294 which is being amortized over the vesting period of the related options generally one to four years. The Company recorded amortization of deferred compensation expense of $593,356 during the six months ended June 30, 1999 relating to the stock options granted, of which approximately $568,750 related to the options granted to the Board member noted above (see Note 8).

8. SUBSEQUENT EVENT (UNAUDITED)

    In July 1999, the Company entered into an agreement and plan of merger to sell all the Company's outstanding preferred and common shares.